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                                                                   EXHIBIT 23.1

                        INDEPENDENT AUDITORS' CONSENT




We hereby consent to the incorporation by reference in Registration Statement No. 333-11295 on Form S-8 of our report, as presented, dated February 11, 1997, except for Note 21, as to which the date is March 11, 1997, appearing in this Annual Report on Form 10-K of F.F.O. Financial Group, Inc. for the year ended December 31, 1996.




HACKER, JOHNSON, COHEN & GRIEB
Orlando, Florida
March 26, 1997